Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Posts All-Time Record New Vehicle Retail and Fixed Operations Gross Profits - True Price® Strategy Gains Traction

CHARLOTTE, N.C. – February 19, 2014 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported fourth quarter of 2013 adjusted diluted earnings per share from continuing operations of $0.67, an increase of 28.8% compared to $0.52 in the prior year quarter. 2013 fourth quarter adjusted net income from continuing operations was $35.5 million, a 23.4% increase over prior year fourth quarter results of $28.8 million. On an unadjusted basis, fourth quarter 2013 diluted earnings per share from continuing operations were $0.55, compared to $0.52 in the prior year quarter.

For the full year 2013, Sonic Automotive grew adjusted diluted earnings per share from continuing operations by 18.0% to $2.03 per diluted share, compared to an adjusted amount of $1.72 per diluted share in the 2012. On an unadjusted basis, full year 2013 diluted earnings per share from continuing operations were $1.59, compared to $1.56 in the prior year. See the accompanying tables for reconciliation between all adjusted and unadjusted amounts.

Q4 2013 and 2013 Annual Highlights

•	All-time record new retail unit sales for Q4 and full year 2013 of 34,001 and 132,363, respectively.

•	All-time record Q4 new retail gross profit of $82.1 million.

•	All-time record fixed operations gross profit for Q4 and full year 2013 of $152.6 million and $597.1 million, respectively.

•	All-time record used retail unit and gross profit for full year 2013 of 107,054 units and $150.4 million, respectively.

•	Record Q4 used retail unit sales of 26,354.

•	Total revenues up 5.8% in Q4 over prior year quarter, and up 5.7% over the prior full year.

•	New vehicle retail revenue up 3.1% in Q4 over the prior year quarter, and up 6.0% over the prior full year.

•	Used vehicle retail revenue up 12.7% in Q4 over the prior year quarter, and up 6.0% over the prior full year.

•	Fixed Operations (Parts, Service & Collision) revenue up $29.8 million in Q4 over the prior year quarter, or 10.4%, and up $67.9 million, or 5.8%, over the prior full year.

•	Full year SG&A to gross profit of 77.1%.

Sonic Automotive’s EVP of Operations, Jeff Dyke, commented, “Wow what a year for Sonic Automotive! We made great progress as we continued the process of preparing our Company for the long-term growth. I am very pleased with Q4 results that included our largest profit quarter in our history, absent the non-cash impairment charges. This kind of performance amidst all of the change our team endured to prepare for our One Sonic-One Experience transition and the work going into our stand-alone pre-owned concept further highlights the strength and talent of our operations team and the mix of quality brands we proudly represent. We continue to execute at a very high level and there is no question our Playbook execution strategy implemented years ago is a very big part of our success. The creation of a customer-centric culture has allowed Sonic Automotive to develop technologies, processes, branding and marketing that our industry has never experienced. We are very excited to unveil our work beginning this year as we start the rollout One Sonic-One Experience and we introduce the Denver market to a very special pre-owned concept. 2014 is going to be another challenging year for our team with all of the changes we plan but, if history is any indication, our team will succeed in executing these initiatives and I can’t wait to see them go to work. It’s going to be fun!”

Growth & Operating Strategies

Commenting on 2013 results and the 2014 outlook, B. Scott Smith, Sonic Automotive’s President, noted, “The 2013 year was a transition year for us. We were able to improve our capital structure earlier in the year by replacing costly 9% notes with 5% notes. This action will save us over $15 million over the long-term as we strive to continually increase shareholder value. Our balance sheet has never been stronger. Going forward, we are committed to the following growth and operating strategies:

•	Stand-alone pre-owned stores

•	One Sonic-One Experience (customer experience initiative)

•	Franchise acquisitions

•	Own dealership properties

•	Return capital to shareholders

As we have demonstrated over the last several years, one of our core competencies and competitive advantages is our ability to execute in the pre-owned space. We intend to capitalize on this strength. In addition, through our One Sonic-One Experience initiative, we intend to leverage the Sonic Automotive brand by changing the way customers shop and buy vehicles at our stores. The customer will drive the process and we will do everything we can to make their buying experience the best they’ve ever had. We are on track to opening our first pre-owned store in Denver in the fourth quarter of 2014 and we will be working diligently in 2014 to ultimately bring both of these initiatives to our customers.”

“Our growth strategy also includes opportunistic acquisitions in markets where we currently conduct business, development of open points in coordination with our manufacturing partners and the possibility of the acquisition of substantial dealership platforms that would augment our current operations. Our purchase of a BMW store and a Mercedes Benz store in the Denver market in 2013 demonstrates our commitment to continual growth. These two stores are expected to add approximately $200 million to our annual revenues. We have also continued to strengthen our balance sheet in 2013 by investing over $75 million in our properties. We added ten stores to our portfolio of owned properties increasing the percentage of properties owned to 31%. By the end of 2017, we expect to own approximately 45% of our properties. In addition, during 2013 we returned $17.1 million to shareholders through share repurchases and approximately $5.3 million in declared dividends. At December 31, 2013, our common stock repurchase authorization was $133 million.”

“We expect the automotive retailing sector to continue to grow in 2014 and are anticipating 2014 new vehicle industry volume of between 15.75 million units and 16.25 million units. We will have additional comments on our 2014 outlook in our earnings call later today.”

Fourth Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company”, then “Investor Relations”, then “Earnings Conference Calls”.

Presentation materials for the conference call can be accessed on Sonic Automotive’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations”.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.441.0824

International: 1.706.643.0958

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

The results reported in this press release, the accompanying summary tables and the presentation materials for the conference call today at 11:00 AM (Eastern) are preliminary and unaudited and are subject to change upon completion of the audit for our financial statements for the period ended December 31, 2013.

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the accompanying tables. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

Included herein are forward-looking statements, including statements with respect to anticipated 2013 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to shareholders and anticipated future success and impacts from the implementation of our strategic initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2012 and quarterly report on Form 10-Q for the period ended September 30, 2013. The Company does not undertake any obligation to update forward-looking information.

###

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures (the “Adjusted” columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Fourth Quarter Ended December 31, 2013				Fourth Quarter Ended December 31, 2012
	Reported	Adjustments		Adjusted	Reported	Adjustments	Adjusted
	(In thousands, except per share and unit amounts)

Revenues:
New retail vehicles	$1,299,444	$-		$1,299,444	$1,259,924	$-	$1,259,924
Fleet vehicles	38,254	-		38,254	43,130	-	43,130

Total new vehicles	1,337,698	-		1,337,698	1,303,054	-	1,303,054
Used vehicles	551,028	-		551,028	489,063	-	489,063
Wholesale vehicles	40,772	-		40,772	44,820	-	44,820

Total vehicles	1,929,498	-		1,929,498	1,836,937	-	1,836,937
Parts, service and collision repair	316,888	-		316,888	287,113	-	287,113
Finance, insurance and other, net	68,983	-		68,983	64,685	-	64,685

Total revenues	2,315,369	-		2,315,369	2,188,735	-	2,188,735
Gross profit	338,700	-		338,700	314,119	-	314,119
Selling, general and administrative expenses	(254,647)	-		(254,647)	(236,798)	-	(236,798)
Impairment charges	(9,803)	9,803	(1)	-	(383)	-	(383)
Depreciation and amortization	(14,986)	-		(14,986)	(11,886)	-	(11,886)

Operating income (loss)	59,264	9,803		69,067	65,052	-	65,052
Other income (expense):
Interest expense, floor plan	(5,688)	-		(5,688)	(5,534)	-	(5,534)
Interest expense, other, net	(13,183)	-		(13,183)	(14,215)	-	(14,215)
Other income (expense), net	1	-		1	183	-	183

Total other income (expense)	(18,870)	-		(18,870)	(19,566)	-	(19,566)

Income (loss) from continuing operations before taxes	40,394	9,803		50,197	45,486	-	45,486
Provision for income taxes - benefit (expense)	(10,832)	(3,823)		(14,655)	(16,694)	-	(16,694)

Income (loss) from continuing operations	29,562	5,980		35,542	28,792	-	28,792

Income (loss) from discontinued operations	(1,478)	-		(1,478)	1,590	-	1,590

Net income (loss)	$28,084	$5,980		$34,064	$30,382	$-	$30,382

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.55	$0.12		$0.67	$0.52	$-	$0.52
Earnings (loss) per share from discontinued operations	(0.02)	(0.01)		(0.03)	0.03	-	0.03

Earnings (loss) per common share	$0.53	$0.11		$0.64	$0.55	$-	$0.55

Weighted average common shares outstanding	52,974			52,974	54,763		54,763

Gross Margin Data (Continuing Operations):
New retail vehicles	6.3%			6.3%	6.1%		6.1%
Fleet vehicles	2.2%			2.2%	2.4%		2.4%
Total new vehicles	6.2%			6.2%	5.9%		5.9%
Used vehicles	6.5%			6.5%	6.7%		6.7%
Wholesale vehicles	(3.9%)			(3.9%)	(3.5%)		(3.5%)
Parts, service and collision repair	48.2%			48.2%	49.1%		49.1%
Finance, insurance and other	100.0%			100.0%	100.0%		100.0%
Overall gross margin	14.6%			14.6%	14.4%		14.4%

SG&A Expenses (Continuing Operations):
Compensation	$151,704				$140,423
Advertising	15,327				13,243
Rent	17,632				19,286
Other	69,984				63,846

Total SG&A expenses	$254,647	$-		$254,647	$236,798	$-	$236,798
SG&A expenses as % of gross profit	75.2%			75.2%	75.4%		75.4%

Operating Margin %	2.6%			3.0%	3.0%		3.0%

Unit Data (Continuing Operations):
New retail units	34,001				33,767
Fleet units	1,250				1,312

Total new units	35,251				35,079
Used units	26,354				23,943
Wholesale units	6,670				7,452

(1) Represents $9.2 million of property and equipment impairment charges and a $0.6 million franchise asset impairment charge.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

	Year Ended December 31, 2013				Year Ended December 31, 2012
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	(In thousands, except per share and unit amounts)
Revenues:
New retail vehicles	$4,819,787	$-		$4,819,787	$4,546,209	$-		$4,546,209
Fleet vehicles	169,398	-		169,398	169,715	-		169,715

Total new vehicles	4,989,185	-		4,989,185	4,715,924	-		4,715,924
Used vehicles	2,176,034	-		2,176,034	2,053,477	-		2,053,477
Wholesale vehicles	175,328	-		175,328	183,326	-		183,326

Total vehicles	7,340,547	-		7,340,547	6,952,727	-		6,952,727
Parts, service and collision repair	1,230,178	-		1,230,178	1,162,319	-		1,162,319
Finance, insurance and other, net	272,443	-		272,443	250,422	-		250,422

Total revenues	8,843,168	-		8,843,168	8,365,468	-		8,365,468
Gross profit	1,301,607	-		1,301,607	1,235,153	-		1,235,153
Selling, general and administrative expenses	(1,003,125)	-		(1,003,125)	(949,026)	-		(949,026)
Impairment charges	(9,872)	9,872	(1)	-	(440)	-		(440)
Depreciation and amortization	(54,007)	-		(54,007)	(45,285)	-		(45,285)

Operating income (loss)	234,603	9,872		244,475	240,402	-		240,402
Other income (expense):
Interest expense, floor plan	(21,954)	-		(21,954)	(19,454)	-		(19,454)
Interest expense, other, net	(55,485)	788	(2)	(54,697)	(60,090)	1,167	(4)	(58,923)
Other income (expense), net	(28,143)	28,235	(3)	92	(19,625)	19,898	(5)	273

Total other income (expense)	(105,582)	29,023		(76,559)	(99,169)	21,065		(78,104)

Income (loss) from continuing operations before taxes	129,021	38,895		167,916	141,233	21,065		162,298
Provision for income taxes - benefit (expense)	(44,343)	(15,169)		(59,512)	(49,972)	(11,784)	(6)	(61,756)

Income (loss) from continuing operations	84,678	23,726		108,404	91,261	9,281		100,542

Income (loss) from discontinued operations	(3,060)	-		(3,060)	(2,160)	-		(2,160)

Net income (loss)	$81,618	$23,726		$105,344	$89,101	$9,281		$98,382

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$1.59	$0.44		$2.03	$1.56	$0.16		$1.72
Earnings (loss) per share from discontinued operations	(0.06)	0.01		(0.05)	(0.03)	(0.01)		(0.04)

Earnings (loss) per common share	$1.53	$0.45		$1.98	$1.53	$0.15		$1.68

Weighted average common shares outstanding	52,941			52,941	60,406			60,406

Gross Margin Data (Continuing Operations):
New retail vehicles	5.9%			5.9%	6.0%			6.0%
Fleet vehicles	2.6%			2.6%	2.8%			2.8%
Total new vehicles	5.8%			5.8%	5.9%			5.9%
Used vehicles	6.9%			6.9%	7.0%			7.0%
Wholesale vehicles	(4.5%)			(4.5%)	(3.3%)			(3.3%)
Parts, service and collision repair	48.5%			48.5%	48.9%			48.9%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	14.7%			14.7%	14.8%			14.8%

SG&A Expenses (Continuing Operations):
Compensation	$601,495				$566,886
Advertising	56,609				50,349
Rent	73,976				76,484
Other	271,045				255,307

Total SG&A expenses	$1,003,125	$-		$1,003,125	$949,026	$-		$949,026
SG&A expenses as % of gross profit	77.1%			77.1%	76.8%			76.8%

Operating Margin %	2.7%			2.8%	2.9%			2.9%

Unit Data (Continuing Operations):
New retail units	132,363				128,636
Fleet units	5,911				5,928

Total new units	138,274				134,564
Used units	107,054				102,556
Wholesale units	29,961				31,188

(1) Represents $9.3 million of property and equipment impairment charges and a $0.6 million franchise asset impairment charge.

(2) Represents double-carry interest on the 9.0% Senior Subordinated Notes.

(3) Represents loss on extinguishment of the 9.0% Senior Subordinated Notes.

(4) Represents double-carry interest on the 7.0% Senior Subordinated Notes.

(5) Represents loss on extinguishment of the 5.0% Convertible Senior Notes.

(6) Includes tax adjustments related to the settlement of certain tax matters and the tax effect of items (4) and (5) above.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Fourth Quarter Ended December 31, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)

Reported:
Earnings (loss) and shares	52,492	$29,562		$(1,478)		$28,084
Effect of participating securities:
Non-vested restricted stock and stock units		(208)		-		(208)

Basic earnings (loss) and shares	52,492	$29,354	$0.56	$(1,478)	$(0.03)	$27,876	$0.53
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	-	-		-		-
Stock compensation plans	482

Diluted earnings (loss) and shares	52,974	$29,354	$0.55	$(1,478)	$(0.02)	$27,876	$0.53

Adjustments (net of tax):
Impairment Charges		$5,980	$0.11	$-	$-	$5,980	$0.11
Effect of two-class method & rounding		(42)	0.01	-	(0.01)	(42)	-

Total adjustments		$5,938	$0.12	$-	$(0.01)	$5,938	$0.11

Adjusted:

Diluted earnings (loss) per share			$0.67		$(0.03)		$0.64

	Fourth Quarter Ended December 31, 2012
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	54,289	$28,792		$1,590		$30,382
Effect of participating securities:
Non-vested restricted stock and stock units		(433)		-		(433)

Basic earnings (loss) and shares	54,289	$28,359	$0.52	$1,590	$0.03	$29,949	$0.55
Effect of dilutive securities:
Stock compensation plans	474

Diluted earnings (loss) and shares	54,763	$28,359	$0.52	$1,590	$0.03	$29,949	$0.55

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Year Ended December 31, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,556	$84,678		$(3,060)		$81,618
Effect of participating securities:
Non-vested restricted stock and stock units		(601)		-		(601)

Basic earnings (loss) and shares	52,556	$84,077	$1.60	$(3,060)	$(0.06)	$81,017	$1.54
Effect of dilutive securities:
Stock compensation plans	385

Diluted earnings (loss) and shares	52,941	$84,077	$1.59	$(3,060)	$(0.06)	$81,017	$1.53

Adjustments (net of tax):
Impairment Charges		$6,022	$0.11	$-	$-	$6,022	$0.11
Double-carry interest		481	0.01	-	-	481	0.01
Debt extinguishment charges		17,223	0.33	-	-	17,223	0.33
Effect of two-class method & rounding		(167)	(0.01)	-	0.01	(167)	-

Total adjustments		$23,559	$0.44	$-	$0.01	$23,559	$0.45

Adjusted:

Diluted earnings (loss) per share			$2.03		$(0.05)		$1.98

	Year Ended December 31, 2012
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	53,550	$91,261		$(2,160)		$89,101
Effect of participating securities:
Non-vested restricted stock and stock units		(1,381)		-		(1,381)

Basic earnings (loss) and shares	53,550	$89,880	$1.68	$(2,160)	$(0.04)	$87,720	$1.64
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	6,411	4,617		64		4,681
Stock compensation plans	445

Diluted earnings (loss) and shares	60,406	$94,497	$1.56	$(2,096)	$(0.03)	$92,401	$1.53

Adjustments (net of tax):
Double-carry interest		$712	$0.01	$-	$-	$712	$0.01
Debt extinguishment charges		12,138	0.20	-	-	12,138	0.20
Settlement of tax matters		(3,569)	(0.06)	-	-	(3,569)	(0.06)
Effect of two-class method & rounding		(141)	0.01	-	(0.01)	(141)	-

Total adjustments		$9,140	$0.16	$-	$(0.01)	$9,140	$0.15

Adjusted:

Diluted earnings (loss) per share			$1.72		$(0.04)		$1.68

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Reported:
Revenue	$1,337,698	$1,303,054	$34,644	2.7%
Gross profit	$82,936	$77,381	$5,555	7.2%
Unit sales	35,251	35,079	172	0.5%
Revenue per unit	$37,948	$37,146	$802	2.2%
Gross profit per unit	$2,353	$2,206	$147	6.7%
Gross profit as a % of revenue	6.2%	5.9%	30	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Reported:
Revenue	$4,989,185	$4,715,924	$273,261	5.8%
Gross profit	$289,603	$278,349	$11,254	4.0%
Unit sales	138,274	134,564	3,710	2.8%
Revenue per unit	$36,082	$35,046	$1,036	3.0%
Gross profit per unit	$2,094	$2,069	$25	1.2%
Gross profit as a % of revenue	5.8%	5.9%	(10)	bps

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Same Store:
Revenue	$1,312,838	$1,303,054	$9,784	0.8%
Gross profit	$81,500	$77,961	$3,539	4.5%
Unit sales	34,800	35,079	(279)	(0.8%	)
Revenue per unit	$37,725	$37,146	$579	1.6%
Gross profit per unit	$2,342	$2,222	$120	5.4%
Gross profit as a % of revenue	6.2%	6.0%	20	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Same Store:
Revenue	$4,954,737	$4,715,924	$238,813	5.1%
Gross profit	$287,394	$279,648	$7,746	2.8%
Unit sales	137,649	134,564	3,085	2.3%
Revenue per unit	$35,995	$35,046	$949	2.7%
Gross profit per unit	$2,088	$2,078	$10	0.5%
Gross profit as a % of revenue	5.8%	5.9%	(10)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Reported:
Revenue	$551,028	$489,063	$61,965	12.7%
Gross profit	$35,784	$32,776	$3,008	9.2%
Unit sales	26,354	23,943	2,411	10.1%
Revenue per unit	$20,909	$20,426	$483	2.4%
Gross profit per unit	$1,358	$1,369	$(11)	(0.8%)
Gross profit as a % of revenue	6.5%	6.7%	(20)	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Reported:
Revenue	$2,176,034	$2,053,477	$122,557	6.0%
Gross profit	$150,400	$143,454	$6,946	4.8%
Unit sales	107,054	102,556	4,498	4.4%
Revenue per unit	$20,327	$20,023	$304	1.5%
Gross profit per unit	$1,405	$1,399	$6	0.4%
Gross profit as a % of revenue	6.9%	7.0%	(10)	bps

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Same Store:
Revenue	$537,694	$489,063	$48,631	9.9%
Gross profit	$34,576	$33,775	$801	2.4%
Unit sales	25,885	23,943	1,942	8.1%
Revenue per unit	$20,772	$20,426	$346	1.7%
Gross profit per unit	$1,336	$1,411	$(75)	(5.3%)
Gross profit as a % of revenue	6.4%	6.9%	(50)	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Same Store:
Revenue	$2,157,213	$2,053,477	$103,736	5.1%
Gross profit	$148,683	$143,759	$4,924	3.4%
Unit sales	106,397	102,556	3,841	3.7%
Revenue per unit	$20,275	$20,023	$252	1.3%
Gross profit per unit	$1,397	$1,402	$(5)	(0.4%)
Gross profit as a % of revenue	6.9%	7.0%	(10)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Reported:
Revenue	$40,772	$44,820	$(4,048)	(9.0%	)
Gross profit (loss)	$(1,589)	$(1,576)	$(13)	(0.8%	)
Unit sales	6,670	7,452	(782)	(10.5%	)
Revenue per unit	$6,113	$6,014	$99	1.6%
Gross profit (loss) per unit	$(238)	$(211)	$(27)	(12.8%	)
Gross profit (loss) as a % of revenue	(3.9% )	(3.5% )	(40)	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Reported:
Revenue	$175,328	$183,326	$(7,998)	(4.4%	)
Gross profit (loss)	$(7,931)	$(5,975)	$(1,956)	(32.7%	)
Unit sales	29,961	31,188	(1,227)	(3.9%	)
Revenue per unit	$5,852	$5,878	$(26)	(0.4%	)
Gross profit (loss) per unit	$(265)	$(192)	$(73)	(38.0%	)
Gross profit (loss) as a % of revenue	(4.5% )	(3.3% )	(120)	bps

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Same Store:
Revenue	$39,355	$44,820	$(5,465)	(12.2%	)
Gross profit (loss)	$(1,494)	$(1,576)	$82	5.2%
Unit sales	6,523	7,452	(929)	(12.5%	)
Revenue per unit	$6,033	$6,014	$19	0.3%
Gross profit (loss) per unit	$(229)	$(211)	$(18)	(8.5%	)
Gross profit (loss) as a % of revenue	(3.8% )	(3.5% )	(30)	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except units and per unit amounts)
Same Store:
Revenue	$173,612	$183,325	$(9,713)	(5.3%	)
Gross profit (loss)	$(7,830)	$(5,976)	$(1,854)	(31.0%	)
Unit sales	29,785	31,188	(1,403)	(4.5%	)
Revenue per unit	$5,829	$5,878	$(49)	(0.8%	)
Gross profit (loss) per unit	$(263)	$(192)	$(71)	(37.0%	)
Gross profit (loss) as a % of revenue	(4.5% )	(3.3% )	(120)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands)
Reported:
Revenue
Customer Pay	$139,443	$130,595	$8,848	6.8%
Warranty	50,572	41,621	8,951	21.5%
Wholesale Parts	44,468	38,282	6,186	16.2%
Internal, Sublet & Other	82,405	76,615	5,790	7.6%

Total	$316,888	$287,113	$29,775	10.4%

Gross profit
Customer Pay	$76,315	$71,587	$4,728	6.6%
Warranty	26,694	21,972	4,722	21.5%
Wholesale Parts	8,084	7,244	840	11.6%
Internal, Sublet & Other	41,493	40,051	1,442	3.6%

Total	$152,586	$140,854	$11,732	8.3%

Gross profit as a % of revenue
Customer Pay	54.7%	54.8%	(10)	bps
Warranty	52.8%	52.8%	0	bps
Wholesale Parts	18.2%	18.9%	(70)	bps
Internal, Sublet & Other	50.4%	52.3%	(190)	bps

Total	48.2%	49.1%	(90)	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands)
Reported:
Revenue
Customer Pay	$546,695	$525,674	$21,021	4.0%
Warranty	188,061	167,964	20,097	12.0%
Wholesale Parts	169,338	153,827	15,511	10.1%
Internal, Sublet & Other	326,084	314,854	11,230	3.6%

Total	$1,230,178	$1,162,319	$67,859	5.8%

Gross profit
Customer Pay	$300,800	$289,427	$11,373	3.9%
Warranty	101,351	88,287	13,064	14.8%
Wholesale Parts	31,242	29,494	1,748	5.9%
Internal, Sublet & Other	163,699	161,695	2,004	1.2%

Total	$597,092	$568,903	$28,189	5.0%

Gross profit as a % of revenue
Customer Pay	55.0%	55.1%	(10)	bps
Warranty	53.9%	52.6%	130	bps
Wholesale Parts	18.4%	19.2%	(80)	bps
Internal, Sublet & Other	50.2%	51.4%	(120)	bps

Total	48.5%	48.9%	(40)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer Pay	$134,542	$130,595	$3,947	3.0%
Warranty	49,209	41,621	7,588	18.2%
Wholesale Parts	43,236	38,282	4,954	12.9%
Internal, Sublet & Other	80,708	76,615	4,093	5.3%

Total	$307,695	$287,113	$20,582	7.2%

Gross profit
Customer Pay	$73,790	$71,587	$2,203	3.1%
Warranty	26,063	21,972	4,091	18.6%
Wholesale Parts	7,772	7,244	528	7.3%
Internal, Sublet & Other	40,367	39,778	589	1.5%

Total	$147,992	$140,581	$7,411	5.3%

Gross profit as a % of revenue
Customer Pay	54.8%	54.8%	0	bps
Warranty	53.0%	52.8%	20	bps
Wholesale Parts	18.0%	18.9%	(90)	bps
Internal, Sublet & Other	50.0%	51.9%	(190)	bps

Total	48.1%	49.0%	(90)	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer Pay	$539,331	$525,674	$13,657	2.6%
Warranty	185,864	167,964	17,900	10.7%
Wholesale Parts	167,452	153,827	13,625	8.9%
Internal, Sublet & Other	323,543	314,854	8,689	2.8%

Total	$1,216,190	$1,162,319	$53,871	4.6%

Gross profit
Customer Pay	$296,956	$289,427	$7,529	2.6%
Warranty	100,574	88,287	12,287	13.9%
Wholesale Parts	30,766	29,494	1,272	4.3%
Internal, Sublet & Other	161,629	160,764	865	0.5%

Total	$589,925	$567,972	$21,953	3.9%

Gross profit as a % of revenue
Customer Pay	55.1%	55.1%	0	bps
Warranty	54.1%	52.6%	150	bps
Wholesale Parts	18.4%	19.2%	(80)	bps
Internal, Sublet & Other	50.0%	51.1%	(110)	bps

Total	48.5%	48.9%	(40)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except per unit amounts)
Reported:
Revenue	$68,983	$64,685	$4,298	6.6%
Gross profit per retail unit (excludes fleet)	$1,143	$1,121	$22	2.0%

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except per unit amounts)
Reported:
Revenue	$272,443	$250,422	$22,021	8.8%
Gross profit per retail unit (excludes fleet)	$1,138	$1,083	$55	5.1%

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except per unit amounts)
Same Store:
Revenue	$67,712	$64,698	$3,014	4.7%
Gross profit per retail unit (excludes fleet)	$1,139	$1,121	$18	1.6%

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands, except per unit amounts)
Same Store:
Revenue	$270,708	$249,779	$20,929	8.4%
Gross profit per retail unit (excludes fleet)	$1,137	$1,080	$57	5.3%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Fourth Quarter Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands)

Compensation	$151,704	$140,423	$(11,281)	(8.0%)
Advertising	15,327	13,243	(2,084)	(15.7%)
Rent	17,632	19,286	1,654	8.6%
Other	69,984	63,846	(6,138)	(9.6%)

Total	$254,647	$236,798	$(17,849)	(7.5%)

SG&A as a % of gross profit
Compensation	44.8%	44.7%	(10)	bps
Advertising	4.5%	4.2%	(30)	bps
Rent	5.2%	6.1%	90	bps
Other	20.7%	20.4%	(30)	bps

Total	75.2%	75.4%	20	bps

	Year Ended December 31,		Better / (Worse)
	2013	2012	Change	% Change
	(In thousands)

Compensation	$601,495	$566,886	$(34,609)	(6.1%)
Advertising	56,609	50,349	(6,260)	(12.4%)
Rent	73,976	76,484	2,508	3.3%
Other	271,045	255,307	(15,738)	(6.2%)

Total	$1,003,125	$949,026	$(54,099)	(5.7%)

SG&A as a % of gross profit
Compensation	46.2%	45.9%	(30)	bps
Advertising	4.3%	4.1%	(20)
Rent	5.7%	6.2%	50	bps
Other	20.9%	20.6%	(30)	bps

Total	77.1%	76.8%	(30)	bps